Exhibit 99.2 INVESTOR DAY 1

Disclaimer Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial results and other operating and performance metrics, our business strategy, the quality of our products and services, and the potential growth of our business. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Hippo Management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; natural or man-made catastrophes such as hurricanes, typhoons, earthquakes, floods, climate change (including effects on weather patterns; greenhouse gases; sea, land and air temperatures; sea levels; and rain and snow), nuclear accidents, pandemics (including COVID-19), or terrorism; continued impact of COVID-19 and related risks; ability to collect reinsurance recoverable, credit developments of reinsurers, and any delays with respect thereto and changes in the cost, quality, or availability of reinsurance; effects of data privacy or cyber laws or regulation; actual amount of new and renewal business, market acceptance of products, and risks associated with the introduction of new products and services and entering new markets; ability to increase use of data analytics and technology as part of business strategy; ability to attract, retain, and expand customer base; ability to compete effectively in the industry; effects of seasonal trends on results of operations; risks relating to the uncertainty of the projected financial information with respect to Hippo; risks related to the performance of Hippo’s business and the timing of expected business or revenue milestones; the effects of competition on Hippo’s business; and others risks as set forth in Hippo’s forms 10K and 10Q. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hippo presently knows, or that Hippo currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Hippo’s expectations, plans, or forecasts of future events and views as of the date of this Presentation. Hippo anticipate that subsequent events and developments will cause Hippo’s assessments to change. However, while Hippo may elect to update these forward-looking statements at some point in the future, Hippo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Hippo’s assessments of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Hippo assumes no obligation to update the information in this presentation. This Presentation includes the non-GAAP financial measure (including on a forward-looking basis) Adjusted EBITDA. Hippo defines Adjusted EBITDA, a non-GAAP financial measure, as net loss attributable to Hippo excluding interest expense, income tax expense, depreciation, amortization, stock-based compensation, net investment income, other non-cash fair market value adjustments, and contingent consideration for one of our acquisition and other transactions that we consider to be unique in nature. Hippo excludes these items from Adjusted EBITDA because it does not consider them to be directly attributable to its underlying operating performance. These non- GAAP measures are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in our second quarter 2022 Shareholder Letter, which can be found on our website, Hippo.com. Hippo believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Hippo. Hippo’s management uses forward looking non-GAAP measures to evaluate Hippo’s projected financial and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance; therefore, Hippo’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Hippo is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. This Presentation also includes key operating and financial metrics including Total Generated Premium (“TGP”), gross loss ratio, and net loss ratio. We define TGP as the aggregate written premium placed across all our business platforms for the period presented. We measure TGP as it reflects the volume of our business irrespective of choices related to how we structure our reinsurance treaties, the amount of risk we retain on our own balance sheet, or the amount of business written in our capacity as an MGA, agency, or as an insurance carrier/reinsurer. We define Total Generated Premium in Force as the aggregate annualized premium for all the policies in force as of the period end date. We use Gross Loss Ratio as a defined term expressed as a percentage, as the ratio of the gross losses and loss adjustment expenses (including Hippo and non-Hippo retained insurance risk), to the gross earned premium. We define net loss ratio expressed as a percentage, as the ratio of the net losses and loss adjustment expenses, to the net earned premium. 2

Today’s Speakers RICHARD MCCATHRON STEWART ELLIS ASSAF WAND President & CEO Chief Financial Officer Executive Chairman LUKASZ STROZEK CHRIS DONAHUE YUVAL HARRY DANIEL BLANARU Chief Technology Officer Chief Underwriting Officer Chief Revenue Officer Chief Growth Officer 3

Hippo’s Value Proposition Hippo is redefining an old, Our next-generation technology fragmented industry to address a platform gives us competitive 1 2 substantial pain point for and operational advantages homeowners whose needs are while providing our customers not currently met by insurers with a superior experience Combining proactive home We are executing on our protection with insurance strategy and have a clear line of 3 4 results in a superior business sight to future success model 4

1 Hippo is redefining an old, fragmented industry to address a substantial pain point for homeowners whose needs are not currently met by insurers 5

87% of homeowners experience anxiety and dread about what could go 1 wrong next 75% of homeowners have regrets about their 2 purchase 6 1. Source: Hippo quantitative survey conducted 4/6-4/28/2021 among 3,788 current and prospective customers 2. Source: Zillow, 75% of recent home buyers have regrets about their new home, https://zillow.mediaroom.com/2022-02-08-75-of-recent-home-buyers-have-regrets-about-their-new-home

The Hippo Difference VS Proactive Reactive Ongoing Underwriting One-time Underwriting Proactive partnership with homeowners Financial compensation after to reduce the likelihood of losses losses incurred 7

Customers understand a proactive approach 8

“AN INSURANCE COMPANY THAT WOULD HELP ME ACTUALLY STAY ON TOP OF MAINTENANCE AND HOME PROTECTION WOULD BE SO MUCH OF A RELIEF. - Megan R 9

100+ MILLION HOUSEHOLDS SPEND $750 BILLION PER YEAR ON HOME SERVICES AND INSURANCE THERE’S NO DOMINANT PLAYER 10

Our Target Generation B(ETTER) These homeowners are and . They proactively maintain their homes, and they welcome a more modern insurance brand. They are to protect their homes and to relieve some of the anxiety related to the uncertainty of homeownership. Especially for them, and aspiring to become better homeowners. 11

12

13

2 Our next-generation technology platform gives us competitive and operational advantages while providing our customers with a superior experience 14

Benefits of a Tech-Forward Approach Benefits for our Customers Benefits for Hippo Superior Omnichannel Higher Customer Experience Distribution Operational Velocity • Differentiated consumer • Meeting the customers • Ability to adapt to rapid positioning where they want to purchase market conditions • Easier purchase experience• Embedded distribution • Superior tools options • Higher customer satisfaction• Differentiated services for • Broad geographic coverage homeowners 15

Benefits – A Deeper Dive Superior Omnichannel Higher Customer Experience Distribution Operational Velocity • Quote in 60 seconds• Multi-channel including native • ML-driven lead prioritization & mobile segmentation • Dynamic Home Health Score • Rapid partner integration• Continuous Rate Calibration & • Smart Home integrations Underwriting • Advanced agent quoting • Integrated Customer & Policy Management 16

How We Achieve These Benefits Superior Omnichannel Higher Customer Experience Distribution Operational Velocity Home Intelligence Platform Internet-scale Cloud platform Dynamic & Adaptive UX Modular structure allowing for rapid extensions 17

How We Achieve These Benefits Superior Omnichannel Higher Customer Experience Distribution Operational Velocity Home Intelligence Platform Proprietary Modern Tech Stack Agile DNA Data Ecosystem • 1st Party data sources• API-first mindset • Augmented 3rd Party data• Rapid experimentation • ML models• Learning from failure 18

Our Capabilities are Unique in the Industry Hippo Legacy Players VS Verifiable, proprietary data ecosystem Customer-supplied, generic data Modern, cloud native, tech stack Legacy tech stacks Agility in our DNA Outdated development process 19

WE BELIEVE IN SOMETHING BETTER A modern home protection experience, built with our platform Instant Purchase Real-Time, Seamless Updates Proactive Management via IoT device integrations and 3rd Pre-Filled Applications Party Data Sources: Virtual Home Concierge Real-Time Quotes in Any Channel New Security System? New Pool? New Security System? New Pool? Home Health-score driven actions Instantly Active Policies New data source available? New data source available? Suggest Maintenance Suggest Maintenance Book a Pro Book a Pro 20

Behind a simple experience is advanced, modular technology… Smart Home Pre-fill Insurance Online Document Technology Catalog Bind Storage Rating Home Engine Care Rebuild Cost Estimator Data Sources Compliant ML Models Payments Proprietary Data 21

…which accelerates new verticals and partners Smart Home Pre-fill Insurance Online Document Technology Catalog Bind Storage Rating Home Engine Care Rebuild Cost Estimator Data Sources Compliant ML Models Payments Proprietary Data 22

We explore novel data sources… EXAMPLE Proof-of-concept Geo- Mapping to explore future possibilities 23

…and can analyze massive data sets for unique insights EXAMPLE Proof-of-concept Claims Text Classification made possible with our NLP capabilities 24

Our platform drives process efficiency EXAMPLE 85 process automations in Q4 2021. • Automated quote generation for carriers with no integration capabilities • Elimination of manual policy rewrites $12M saved 150,000 • Customer data segmentation automation for email campaigns Hours Saved* • Automated previous claim search In Wages and Risk Reduction * Annual run rate Eliminated 24-hour wait on roof Automation also leads to claims data with instant data access improved customer experience while customer was on the phone 25

Delivering high scale, high throughput tech for our customers Pushing 1,400 Code Continuous development / 2,000,000 external API Commits per week – integration – building our software calls per week over 20 per engineer 50+ times per day >20,000,000 internal calls Uptime at >99.99% Scaled our cloud infrastructure Our DB is handling Millions of to serve millions of queued queries and 4,000 parallel across all external endpoints messages per day connections, proved to handle Proved to handle 100x that at least 5x that No manual intervention 26

Benefits of a Tech-Forward Approach Superior Omnichannel Higher Customer Experience Distribution Operational Velocity • Differentiated consumer• Meeting the customers • Ability to adapt to rapid positioning where they want to purchase market conditions • Easier purchase experience• Embedded distribution• Superior tools options • Higher customer satisfaction• Differentiated services for • Broad geographic coverage homeowners Case Study 27

El Elite I ite Insur nsurance ance Team Team TORBEN OSTERGAARD MICHEL STIENSTRA GRACE HANSON RICH PRIMERANO CEO Spinnaker Chief Risk Officer Chief Actuary Chief Claims Officer TRACY BOWDEN LORI DICKERSON FOUCHÉ JAY NICHOLS SANDRA WIJNBERG General Counsel Board Member Board Member Board Member 28

Underwriting Significant Gross Loss Ratio Improvement 1 Gross Loss Ratio Flexible Tech Stack 161% -83PP Data Analytics Smart Risk Retention 78% New Products & Services Q2’21 Q2’22 29 1. Gross loss ratio is expressed as a percentage, as the ratio of the gross losses and loss adjustment expenses (including Hippo and non-Hippo retained insurance risk), to the gross earned premium

Underwriting Portfolio Management Strategy Target Customer Geographical Diversification Smart Risk Taking • Generation B(etter)• Protect against volatility • Compelling Value Prop• Selective Risk-Retention • Mitigation > Indemnification 30 Applies to the Hippo underwritten portfolio

Underwriting Technology-driven Achievements Launched in new states High volume of changes in 2022 • Significant changes to rate plans• Incline: Launched in MA & NC + builder partnerships in 5 states • More competitive rates for targeted customers• Spinnaker: Launched in NY • Material increase to overall rate level• Ally: Introduced homeowner products in 8 states • Expect benefit to Loss Ratio to continue into 2023 93% 64 28 Of premium Rate Filings States 31 Applies to the Hippo underwritten portfolio

Underwriting

Data Integration

Benefits For Our Customers

Name & Address → Quote → Bind Policy

60 seconds | 5 minutes

- Quote in 60 seconds
- Bind policy in 5 minutes
- Ensures customer is adequately insured

Data Integration

Benefits For Hippo

Gross Loss Ratio	Premium Retention
~78%	~90%
Q2'22	2022[1]

- Better Loss Ratio
- Better Renewal Retention

Applies to the Hippo underwritten portfolio

32

Benefits of a Tech-Forward Approach Superior Omnichannel Higher Customer Experience Distribution Operational Velocity • Differentiated consumer• Meeting the customers • Ability to adapt to rapid positioning where they want to purchase market conditions • Easier purchase experience• Embedded distribution• Superior tools options • Higher customer satisfaction• Differentiated services for • Broad geographic coverage homeowners Case Study 33

Meeting Customers Where They Are Direct to Customer Agents Embedded Partners Value Proposition Fast and accurate quote and Dedicated tools allowing agents Tech embedded into partner purchase online or over the to focus on customer needs sale flows enables access to phone with a Hippo agent and not on form filling customers purchasing homes Channel dynamics Drive and convert traffic, Producers include large carrier Partners include Mortgage including to third party home agencies, aggregators and Origination and Builders in policies and cross-sales independent agents the home transaction space % of Total New Policies 1 sold in August 2022 25% 25% 50% 1. Includes both Hippo and Third-Party Policies (home and cross sales) 34

Hippo’s Builder Channel Partner Example - Builders Dedicated tech stack receives Coverage is tailored to each all home specs via API home’s unique attributes Home is bid out with a variety Digital customer experience of carriers, including Hippo completes transactions faster Integration with Builder’s Financial Closing transaction is simplified Services: buyers can purchase via as policies populate back to builder Mortgage and Title flows 35

Benefits of a Tech-Forward Approach Superior Omnichannel Higher Customer Experience Distribution Operational Velocity • Differentiated consumer• Meeting the customers • Ability to adapt to rapid positioning where they want to purchase market conditions • Easier purchase experience• Embedded distribution• Superior tools options • Higher customer satisfaction• Differentiated services for • Broad geographic coverage homeowners Case Study 36

Home Services Our proactive offerings to-date Hippo’s Smart Smart Home Home and virtual services offerings have benefitted customers for years 37

Realizing our vision AN INTEGRATED HOME PROTECTION PLATFORM TO HELP PREVENT SMALL ISSUES FROM BECOMING BIG PROBLEMS Protection Intelligence Services 38

Protection EXPANDED SMART HOME PROGRAM Top brands + insurance discount Self or professionally monitored Expanding a strategic collaboration 39

Intelligence HOME HEALTH + MAINTENANCE CHECKLIST Know your home and how to care for it. 40

Services HIPPO HOME CARE Expert advice Comprehensive check-up Personalized checklist 41

Services NEW BOOK A PRO Get more done Improve your Home Health 42

Big ambitions going forward 43

3 Combining proactive home protection with insurance results in a superior business model 44

We leverage technology to help customers protect their homes. Financially, we earn our reward through: Recurring Earned Fee Commissions Premium Income • MGA and ceding commission in • Underwriting income• Policy Fees exchange for sourcing homeowners risk for reinsurers • Future monetization of and 3rd party carriers (some risk home protection services exposure) • Acquire customers for 3rd party carriers as an agency (no risk exposure) 45

Healthy unit economics supported by long customer lifetimes, increasing contribution over time, and cost-effective distribution strategy Lifetime Customer 1 2 Value Acquisition Cost ~4x • +8 yr customer lifetime• Multi-channel distribution LTV/CAC • Increasing premium over time• Embedded insurance partnerships • Access to select (increased marketing structurally better risk efficiency) – Calculated as net earned premium plus commission income, minus losses, loss adjustment expense, UW cost, payment processing, and recurring commission sharing. 46 – Includes upfront marketing cost, IoT device, and sales agent expense; producer/partner – includes first year commission, IoT Device

Home Protection Customers Insurance Services Proactive Tech (Agency & Carrier) & Services Insurance Customers 47

Business Model Evolution Primary Business Model MGA / Carrier Home Protection Platform Keys to Success / Drivers of Value Differentiated Customer Risk Selection and Participation Experience Premium Growth and Growth in Non-Risk Recurring Improving Loss Ratio Commission and Fee Revenue 48

4 We are executing on our strategy and have a clear line of sight to future success 49

Our primary focus over the past year has been on improving our loss ratio 1 GEO Diversification shifted our exposure away from CAT prone states 2 Example – TX premium by zip code heatmap 3 4 50

But we have also continued investing in growth Expanded breadth of home Expanded our Launched new embedded protection services GEO coverage insurance partnerships • Mobile App• Reached 40 states, with • PennyMac addition of key states • Home Care Mobile Experience (FL, MI, NY, NC, MA)• Amerisave • Expanded Smart Home • Now reaching 94% of US • Mattamy offering population • LoanDepot • Flood • K. Hovnanian 51

The result: Significant loss ratio improvement while also delivering healthy top-line growth

Gross Consolidated Loss Ratio[1], %



-83 PP
161%
128%
89%
76%[3]
78%[4]
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22

Total Generated Premium In-Force[2], $m



+36%
501
553
602
634
680
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22

1. We use Gross Loss Ratio as a defined term expressed as a percentage, as the ratio of the gross losses and loss adjustment expenses (including Hippo and non-Hippo retained insurance risk), to the gross earned premium
2. We define Total Generated Premium in Force as the aggregate annualized premium for all the policies in force as of the period end date.
3. Includes 19PP benefit from prior calendar year reserve release.
4. Includes 22PP benefit from prior calendar year reserve release.

52

As we look ahead… Enhance Customer Targeting Customer Growth Expand Distribution Partnerships Growth in Revenue Expand Home Protection Services and Profit per Customer Continued Improvement in Loss Ratio Fixed Cost Leverage Expense Discipline 53

We expect to double our consumer customer base by 2025 Insurance Customer Base (Agency + MGA) (K) Targeted marketing to Generation Better 2.2x 720-760 Adding new builders to platform Additional embedded insurance partnerships Penetration of recently entered states 330-340 2022 2025 54

We expect increasing Revenue per Customer Revenue, $m 3.6x Cross-sell non-home products via agency $420-450 Increase share of builder business (higher revenue monetization) Attach home protection services to our customer base Growth of retained risk premiums in preferred markets $119-121 Increase in net investment income driven by investment optimization 2022 2025 55

Over time, our business will be less exposed to risk Gross Placed Premium vs Gross Written Premium More stable bottom-line profitability Higher flexibility to attach the Gross Placed 24% 1 best product to our customers Premium 52% Ease on regulatory capital requirements Gross Written 76% 2 Premium 48% 2022 2025 1 ..Includes Agency revenue, and some Hippo policies written on 3rd party. 56 2. All premium written on Spinnaker paper, and premium written on 3rd party carriers and assumed by our Captive reinsurer

Over time, our business will also be driven more by Builders Builder Premium vs. Non-Builder Premium, out of total 1 Consumer Premium Broadening access to preferred customer profile Builder 24% 32-34% More predictable underlying UW performance and financial results Non-Builder 76% 66-68% 2022 2025 57 1. Includes all Hippo and non-Hippo premium placed by our internal Agency, Producer agents and other partners,

We expect premium retention to improve as our book matures and as we expand our home protection service offering within our customer base 1 Premium Retention , % 92-94% Retention rates increase with age of 89% customer cohort Builder channel increase should drive higher retention (retention higher in this channel) Attachment of home services is expected to improve differentiation and retention 2022 2025 58 1. Includes all Hippo and non-Hippo premium placed by our internal Agency, Producer agents and other partners,

We expect to achieve EBITDA Profitability by Q4 2024… 2022-2025 Drivers of Adj EBITDA change 20-30 (197)-(203) 2022 Improved Reinsurance Growth in Growth in Fixed Cost Home Protection 2025 Adjusted Loss Ratio Structure Agency Builder Channel Absorption Services Adjusted EBITDA EBITDA 59

… and to turn cash flow positive with a significant cash cushion 1 Cash balance at end of period, $m 840 400 Substantial cash cushion at projected break even to protect against unforeseen events 2021 2022 2023 2024 2025 1. Includes Cash, cash equivalents, short-term investments, and fixed maturities available-for-sale, at fair value 60

Hippo’s Value Proposition Hippo is redefining an old, Our next-generation technology fragmented industry to address a platform gives us competitive 1 2 substantial pain point for and operational advantages homeowners whose needs are while providing our customers not currently met by insurers with a superior experience Combining proactive home We are executing on our protection with insurance strategy and have a clear line of 3 4 results in a superior business sight to future success model 61